LITMAN GREGORY FUNDS TRUST

Supplement dated October 14, 2014 to

Prospectus of the Litman Gregory Funds Trust

dated April 30, 2014, as supplemented

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters Alternative Strategies Fund:

Passport Capital, LLC is added as a sub-advisor, and John Burbank and Tim Garry are added as portfolio managers, to the Litman Gregory Masters Alternative Strategies Fund. The effective start date is expected to be the week of October 20, 2014.

The following language replaces the third paragraph in the section entitled “Summary Section-Principal Strategies” on page 12 of the Prospectus dated April 30, 2014, as supplemented.

(Changes are in bold face and underlined.)

Allocations among sub-advisors are based on a number of factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market. Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. A tactical opportunity could represent the potential for an exceptional risk-adjusted return opportunity relative to the other strategies, or it may represent a superior risk reduction opportunity that could benefit the Alternative Strategies Fund’s overall portfolio. Portfolio assets will be tactically allocated to the sub-advisors in accordance with the target allocation range for each sub-advisor as measured at the time of allocation. It is possible that additional managers and strategies will be added to the Alternative Strategies Fund in the future.

The following language replaces the fifth paragraph in the section entitled “Summary Section-Principal Strategies” on page 13 of the Prospectus dated April 30, 2014, as supplemented.

(Changes are in bold face and underlined.)

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, (4) a liquid/short strategy and (5) an absolute return fixed income strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies. Litman Gregory may hire sub-advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the Alternative Strategies Fund’s portfolio at all times.

The following is added after the last paragraph in the section entitled “Summary Section-Principal Strategies” on page 13 of the Prospectus dated April 30, 2014, as supplemented:

The sub-advisor that manages the long/short strategy focuses on identifying durable and investable macroeconomic and industry specific themes that can drive returns over a longer timeframe than the market’s typical focus.  Within these themes, the sub-advisor seeks to find compelling global investment opportunities (both long and short) based on fundamental company- and industry-specific research and analysis. However, investment ideas do not need to be part of a theme, and some of the biggest positions are idiosyncratic and company-specific.  In addition to its thematic and bottom-up fundamental research, the sub-advisor also incorporates a variety of risk analytics in constructing and managing the portfolio.

The following information replaces the table in the section entitled “Summary Section-Management” on page 17 of the Prospectus dated April 30, 2014, as supplemented:

(Changes are in boldface and underlined)

Investment Advisor	Portfolio Manager	Managed the Alternative Strategies Fund Since:

Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Portfolio Manager	2011

Sub-Advisor	Portfolio Manager	Managed the Alternative Strategies Fund Since:

DoubleLine Capital LP	Jeffrey Gundlach, Chief Executive Officer, Chief Investment Officer, Portfolio Manager	2011
First Pacific Advisors, LLC	Steven Romick, CFA, Managing Partner, Chief Investment Officer, Portfolio Manager Brian Selmo, Partner and Portfolio Manager Mark Landecker, Partner and Portfolio Manager	2011 2011 2011
Loomis Sayles & Company, LP	Matthew Eagan, CFA, Vice President and Portfolio Manager Kevin Kearns, Vice President and Portfolio Manager Todd Vandam, CFA, Vice President and Portfolio Manager	2011 2011 2011
Passport Capital, LLC	John Burbank, Chief Investment Officer and Portfolio Manager Tim Garry, Risk Committee Chairman and Portfolio Manager	2014 2014
Water Island Capital, LLC	John Orrico, President and Portfolio Manager Todd Munn, Portfolio Manager Roger Foltynowicz, Portfolio Manager Gregg Loprete, Portfolio Manager	2011 2011 2011 2011

The following information replaces the first, third and fourth paragraphs and the table in the section entitled “Litman Gregory Masters Alternative Strategies Fund-Sub-Advisors” on page 44 of the Prospectus dated April 30, 2014, as supplemented:

(Changes are in boldface and underlined)

Litman Gregory’s strategy is to allocate the portfolio’s assets among the Alternative Strategies Fund’s five sub-advisors to provide investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively. Allocations among sub-advisors are based on a number of factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market. Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. Portfolio assets will be tactically allocated to the sub-advisors in accordance with the target allocation range for each sub-advisor specified in the table below, as measured at the time of allocation.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, (4) a liquid long/short strategy, and (5) an absolute return fixed income strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies.

The following table provides a description of the Alternative Strategies Fund’s five sub-advisors and their target levels of assets. Asset levels will fluctuate, and it is at the discretion of Litman Gregory to re-balance the manager allocations. A detailed discussion of the management structure of the Alternative Strategies Fund follows the table.

Portfolio Manager(s)/ Sub-Advisor	Target Allocation Range	strategy
Jeffrey Gundlach DoubleLine Capital LP	12.5%-32.5%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker First Pacific Advisors, LLC	12.5%-32.5%	Contrarian Opportunity
Matthew Eagan Kevin Kearns Todd Vandam Loomis Sayles and Company, LP	12.5%-32.5%	Absolute Return Fixed Income
John Burbank Tim Garry Passport Capital, LLC	5%-15%	Liquid Long/Short
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete Water Island Capital, LLC	12.5%-32.5%	Arbitrage

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The following is added to the section titled “Litman Gregory Masters Alternative Strategies Fund Portfolio Managers” following the description of Loomis Sayles & Company LP, which begins on page 47 of the

Prospectus dated April 30, 2014, as supplemented:

Liquid Long/Short Strategy

John Burbank

Tim Garry

Passport Capital, LLC

One Market Street

Steuart Tower Suite 2200

San Francisco, CA 94105

John Burbank and Tim Garry are the portfolio managers responsible for the liquid long/short equity strategy, which is the segment of the Alternative Strategies Fund’s assets managed by Passport Capital, LLC (“Passport”) (the “Liquid Long/Short Strategy”). Burbank is the Founder, Managing Member and Chief Investment Officer of Passport. He oversees Passport’s investment activities and serves as Lead Portfolio Manager of the Passport Global Strategy (the firm’s flagship hedge fund) and the Passport Special Opportunities Strategy and serves as Co-Portfolio Manager of the Passport Long Short Strategy and the Passport Liquid Long Short Strategy. Prior to founding Passport, Burbank worked at JMG Triton, an arbitrage fund, and at ValueVest Management, an emerging markets fund. Garry serves as Co-Portfolio Manager of the Passport Long Short Strategy and the Passport Liquid Long Short Strategy. Garry also leads the firm’s quantitative team, is Chairman of the firm’s Risk Committee, and Co-Chairs the firm’s Investment Committee. He has a leading role in portfolio construction for the Passport strategies and works closely with the risk team on risk mitigation activities and proactive identification of emerging risks. Garry joined Passport from State Street Global Advisors where from 2000 through 2007 he held several senior level positions, most recently as a Portfolio Manager managing the US Quantitative Equity Market Neutral strategy for the Absolute Return Strategies Group.

Burbank believes that markets generally do a poor job of discounting large, secular changes with far-reaching consequences. By focusing on identifying these changes on a global basis, Passport seeks to find compelling investment opportunities (both long and short). Burbank, with substantive input from the macro team and the sector teams, tries to identify durable and investable macroeconomic (and industry-specific) themes that can drive returns over a longer timeframe than that on which the general market is usually focused. Thematic research can include analysis of global economic and financial data, review of trade and industry publications, analysis of information obtained through the investment team’s networks, and non-financial reading and analysis. Based on the firm’s prioritization of investment themes, analysts may do research projects with respect to sectors/industries and companies to identify the most efficient and asymmetric way to exploit each theme.

Within that construct, the sector teams look from the bottom-up as well as top-down to determine whether they have company-specific evidence confirming or refuting the firm’s macro views, in addition to trying to find companies with the most leverage to the high conviction themes. Investment ideas do not necessarily need to be part of a theme, and in fact some of the biggest positions are completely idiosyncratic and company-specific.

In terms of fundamental analysis, Passport generally looks for companies (on the long side) that operate in industries with high barriers to entry, have few competitors, have above-average growth prospects, and trade at substantial discounts to the investment team’s estimate of fair value. Analysts are expected to be experts in their area of focus, with heavy emphasis on understanding industry dynamics and the individual companies intimately. In analyzing companies, analysts use a variety of information sources, including: regulatory filings; company estimates; street data and analysis; data from Bloomberg, Factset, etc.; independent research from industry experts and consultants; industry conferences and events; and company site visits.

Shorts are typically related to longs in terms of idea generation (identifying and analyzing significant unrecognized/undiscounted thematic change) and investment thesis (shorts being the losers from the change rather than the winners). There are also event-driven shorts that are more binary in nature. The mix of structural shorts and event-driven shorts varies according to the opportunities the investment team identifies, although the distinction is rarely purely black and white; shorts often have some type of hard or soft catalyst (e.g., an earnings miss or a negative ruling on a potential REIT conversion) in addition to being overvalued. Additionally, Burbank and Garry will at times short index or sector ETFs to hedge specific risk factor exposures and/or take “alpha short” positions against certain sectors or asset classes (e.g., oil or emerging markets) based on the firm’s research and macro views.

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Valuation methodology varies according to what type of company is being analyzed, and the investment teams have reasonable latitude in the valuation process, although Burbank and Garry may challenge key assumptions and analyze the models in considerable depth to understand the key drivers and ensure the thoroughness of the research. Depending on the sector and type of a company, analysts may use P/E multiples, EV/EBITDA multiples, sum-of-the-parts, free cash flow multiples, peer company comparisons, or private market transactions. Many of Passport’s positions are special situations that do not lend themselves to classic, straightforward DCF valuation. The investment team’s emphasis is not on calculating an exact number, but rather developing reasonable estimates for base case, best case and worst case scenarios, and then determining a probability-weighted expected return. In addition to the expected return, Garry and Burbank consider the position’s expected volatility in order to compare positions on an apples-to-apples, risk-adjusted basis. In building the portfolio, Garry and the quant team also examine a potential position’s factor exposures and correlations to understand how its addition will change the portfolio.

The Liquid Long/Short Strategy is generally expected to consist of 30-70 long positions and 10-25 short positions, with 70-100% long exposure and 25-40% short exposure, although this can vary considerably from time to time. The expected beta to the broad equity market will generally be in the 0.2 to 0.7 range, although Passport has the flexibility to reduce exposure if they perceive significant risk in the market disproportionate to the potential expected return. The firm uses a variety of sophisticated quantitative tools to understand, measure, and manage risk. However, the goal underlying the entire quantitative element of the firm’s investment process and risk management effort is managing the portfolio’s risk over shorter time horizons so that the individual investment theses have sufficient time to play out, and the investment team can be proactive rather than reactive when market dislocations occur. Essentially, Passport wants to be in position to add to their best ideas during market stress rather than be forced to reduce exposure. While the portfolio managers rely on many risk models, they recognize that there is no substitute for empirical observation and common sense, and they believe a proper risk management infrastructure must incorporate both.

Please keep this Supplement with your Prospectus.

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